UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 4, 2018

DPW HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport CA 92663
 (Address of principal executive offices) (Zip Code)

(510) 657-2635
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other events

As previously reported in a Current Report on Form 8-K filed by DPW Holdings, Inc. (the “Company”) on May 15, 2018 (the “Closing Date”), the Company entered into a Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Investor”) providing for the issuance of (i) a Senior Secured Convertible Promissory Note (the “Convertible Note”) with a principal face amount of $6,000,000, which Convertible Note is, subject to certain conditions, convertible into 8,000,000 shares (the “Conversion Shares”) of Class A common stock of the Company at $0.75 per share (“Common Stock”); (ii) a five-year warrant to purchase 1,111,111 shares of Common Stock (the “Series A Warrant Shares”) at an exercise price of $1.35; (iii) a five-year warrant to purchase 1,724,138 shares of Common Stock (the “Series B Warrant Shares” and with the Series A Warrant Shares, the “Warrant Shares”) at an exercise price of $0.87 per share; and (iv) 344,828 shares of Common Stock (the “Commitment Shares” and with the Conversion Shares and the Warrant Shares, the “Issuable Shares”).

Pursuant to the Convertible Note, the Company must make amortization payments in cash to the Investor for a period of 26 weeks in 13 equal payments every 2 weeks until the Convertible Note is satisfied in full (each, an “Amortization Payment”).

On June 4, 2018, the Company and the Investor entered into an Amendment (the “Amendment”) whereby Section 6(a)(i) of the Convertible Note was amended to provide that the 7-Trading Day cure period applies to both the repayment of principal and interest and other payments, not merely interest and such other payments.

In addition, the Investor waived certain requirements set forth in that certain registration rights agreement entered into with the Company in connection with the SPA (the “RRA”). Pursuant to the Amendment, Section 6(b) of the RRA was amended to provide that additional stockholders of the Company may collectively have an aggregate of 1,594,514 of their shares of Common Stock included in the registration statement.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: June 5, 2018	/s/ Milton C. Ault III
Milton C. Ault III Chief Executive Officer